UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-06180

Name of Fund: Merrill Lynch Utilities and Telecommunications Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., President, Merrill
        Lynch Utilities and Telecommunications Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 11/30/04

Date of reporting period: 12/01/03 - 11/30/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        Utilities and
                                        Telecommunications
                                        Fund, Inc.

Annual Report
November 30, 2004

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch Utilities and Telecommunications Fund, Inc.

Industry Classification* as a Percentage of Total Investments as of November 30, 2004

A pie graph depicting Industry Classification* as a percentage of Total Investments as of November 30, 2004

Gas Utilities                                                               5.6%
Media                                                                       0.6%
Oil & Gas                                                                   5.1%
Wireless Telecommunication Services                                         4.9%
Multi-Utilities & Unregulated Power                                        14.2%
Electric Utilities                                                         39.5%
Diversified Telecommunication Services                                     25.6%
Metals & Mining                                                             1.3%
Other**                                                                     3.2%

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

**    Includes portfolio holdings in short-term securities.

Portfolio Information as of November 30, 2004

                                                                      Percent of
Geographical Diversification                                           Equities
--------------------------------------------------------------------------------
United States ...........................................                70.8%
Canada ..................................................                 6.0
Spain ...................................................                 5.8
United Kingdom ..........................................                 5.3
Germany .................................................                 4.6
Italy ...................................................                 3.0
Mexico ..................................................                 1.5
France ..................................................                 0.9
Belgium .................................................                 0.7
Portugal ................................................                 0.6
Japan ...................................................                 0.5
Hong Kong ...............................................                 0.3

Ten Largest Holdings                                                  Percent of
(Equity Investments)                                                  Net Assets
--------------------------------------------------------------------------------
TXU Corporation .........................................                 4.4%
Verizon Communications ..................................                 3.9
Exelon Corporation ......................................                 3.1
Dominion Resources, Inc. ................................                 3.1
BCE Inc. ................................................                 2.7
BellSouth Corporation ...................................                 2.7
SBC Communications Inc. .................................                 2.6
PPL Corporation .........................................                 2.5
Entergy Corporation .....................................                 2.4
Telefonica SA ...........................................                 2.4


2   MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2004

A Letter From the President

Dear Shareholder

As we ended the current reporting period, several topics weighed heavily on investors' minds. Among them were questions about economic growth, corporate earnings, interest rates and inflation, politics, the price of oil and terrorism -- all issues that are worth addressing here.

While the pace of economic expansion slowed somewhat between the first and second quarters of 2004, gross domestic product reaccelerated in the third quarter and is expected to approach 4% for the year. The generally favorable economic environment has benefited American corporations, which continued to post strong earnings. Although the extraordinary results seen in 2004 are likely to moderate in 2005, solid productivity, improved revenue growth and cost discipline all point to a vital corporate sector.

In terms of inflation and interest rates, the Federal Reserve Board has signaled its confidence in the economic recovery by increasing the Federal Funds target rate five times since June 2004, from 1% to 2.25% as of the December 14 Federal Open Market Committee meeting. Inflation, for its part, has remained fairly subdued.

While the re-election of President Bush was generally viewed as business-friendly, the rising price of oil continued to be a concern for consumers and corporations. Although the price of oil has exceeded $50 per barrel recently, the situation is far from the crisis proportions we saw in the 1980s. Lastly, but importantly, terrorism and geopolitical tensions are unwelcome realities we are forced to live with today. Historically, however, the financial effects of any single event tend to be short-lived.

Amid the ambiguities, the Standard & Poor's 500 Index returned +12.86% for the 12-month period and +5.68% for the six-month period ended November 30, 2004. As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. For the individual investor, the key during uncertain times is to remain focused on the big picture. While tracking current events is important, investment success comes from maintaining a long-term perspective and adhering to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

Finally, after 35 years in the asset management business, it is with great satisfaction and some nostalgia that I embark on my retirement, effective January 1, 2005. The industry has evolved significantly over the past three and a half decades, and I am privileged to have been a part of it. I wish you continued success as you pursue your investment goals and, as always, I thank you for allowing Merrill Lynch Investment Managers to be a part of your financial life.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Director


MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2004   3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      The Fund's return for the fiscal year was in line with that of the S&P Utility Index and outpaced the broad-market S&P 500 Index and the Lipper Utility Funds average.

How did the Fund perform during the fiscal year in light of the existing market conditions?

The utility sector clearly outperformed the broad U.S. equity market, as measured by the Standard & Poor's (S&P) 500 Index, for the past 12-month and six-month periods. For the 12-month period ended November 30, 2004, Merrill Lynch Utilities and Telecommunications Fund, Inc.'s Class A, Class B, Class C and Class I Shares had total returns of +28.82%, +28.30%, +28.03% and +29.16%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) For the same period, the Fund's benchmarks, the S&P 500 Index and the S&P Utility Index, posted respective returns of +12.86% and +29.21%, while its comparable Lipper category of Utility Funds returned +27.06%. (Funds in this Lipper category invest at least 65% of their equity portfolios in utility shares.)

For the six-month period ended November 30, 2004, the Fund's Class A, Class B, Class C and Class I Shares recorded total returns of +18.70%, +18.44%, +18.37% and +18.87%, respectively. For the same period, the S&P 500 Index and the S&P Utility Index returned +5.68% and +18.46%, respectively, and the Lipper Utility Funds category had an average return of +17.43%.

As mentioned in the semi-annual report to shareholders dated May 31, 2004, we have seen significant new money come into dividend-paying securities in the form of several new closed-end funds. It is estimated that those funds added $9 billion of new capital, and many of them have minimum yield requirements. One of the largest net beneficiaries of this trend has been the domestic electric utility sector and, secondarily, the telecommunication services sector. Early in the fiscal year, this phenomenon raised valuation levels for many stocks in the domestic electric sector to historic highs. This is evidenced by the significant rise of the S&P Utility Index, as electric utility stocks comprise more than 50% of the representative holdings in the Index.

The performance of the domestic telecommunications sector was more mixed. Investors focused more on companies that have substantial wireless versus wireline assets. Verizon Corp. was the clear performance winner over both BellSouth Corporation and SBC Communications Inc. Moreover, the acquisition of AT&T Wireless by Cingular (the wireless joint venture between BellSouth and SBC) also negatively affected the performance of the two stocks. Sprint Corp. benefited from strong buying activity in its wireless tracking stock, Sprint PCS.

What changes were made to the portfolio during the year?

Portfolio diversification remained relatively stable throughout the fiscal year, although we added approximately 19 new holdings across various sectors. These were mainly stocks of companies located in North America. In telecommunications, the underlying investment theme was increasing the Fund's exposure to the wireless sector.

We added several new holdings in the gas utility sector. We believe these stocks offer the potential for strong total returns, given their current valuations and secondary share offerings, which increased the companies' liquidity and reduced the risk of further secondary offerings in the near term. On the electric utility side, we added two positions in the United States, PG&E Corporation and Aquila Inc., as the outlook for these companies was improving and, in our view, was not fully reflected in their share prices. We increased our exposure to the water sector with the addition of relatively small positions in two French-based companies, Veolia Environment and Suez SA.

On the sell side, we reduced a number of holdings that had reached our price targets, using the proceeds to fund our purchases of other stocks that we believed were more attractive.


4   MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2004

How would you characterize the Fund's position at the close of the period?

The Fund remains well diversified across the various utility sectors and geographic regions. The United States is still the dominant market for this sector, but Spain, Germany, the United Kingdom and Italy are also important markets. In fact, as of November 30, 2004, nearly 21% of the Fund's net assets was invested in Europe and the United Kingdom. Canada also remains an attractive market, particularly on the telecommunications side. The level of diversification reduces industry-specific risk, such as regulation, and macroeconomic risk, such as interest rate movement.

The Fund's sector weightings continue to be driven by our outlook for valuations and fundamentals on a stock-by-stock basis. The U.S. electric utility sector remains the portfolio's largest investment allocation, given the number of companies listed within the sector and their relative market-capitalization weighting. Telecommunication services companies are more globally diversified and, for the most part, have large market capitalizations. However, the number of listed companies in telecommunications is smaller than that of the electric sector. These two factors also have an impact on the composition of the portfolio.

The Fund continues to seek capital appreciation and total return. The more recent theme within the utility sector, both in the United States and in Europe, is focused on returning cash to shareholders. This is being accomplished mainly through increases in dividends. In some cases, companies have the financial flexibility to increase dividends as well as buy back their shares. Fundamentals also are improving, particularly for electric utility stocks. Balance sheets are in good shape, demand for electricity continues to grow and the regulatory environment has remained constructive. Thus, we have seen some significant price appreciation in several of our holdings, including TXU Corp. and Exelon Corp. Within the telecommunications segment of the portfolio, there is more of a mixed picture, as several companies need to continue spending for next-generation technology (particularly on the wireless side) and, therefore, must take this into account when deciding on the level of dividend growth. Overall, the theme of returning cash to shareholders and creating shareholder value is one that is expected to continue. Many companies in the utility sector have made mistakes in the past on new investments and acquisitions in non-core businesses, but it seems the industry has moved past that for the time being.

We believe the Fund is appropriately positioned for the current environment, balancing stocks that should show better-than-average price appreciation within their industries as a result of improving fundamentals, and stocks that have dividend yields above the group average and offer modest growth.

We thank you for your continued investment and look forward to discussing the Fund's results in future reports to shareholders.

Kathleen M. Anderson
Vice President and Portfolio Manager

December 15, 2004


MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2004   5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.50% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.55% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.


o Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                        6-Month         12-Month          10-Year
As of November 30, 2004                                              Total Return     Total Return      Total Return
====================================================================================================================
ML Utilities and Telecommunications Fund, Inc. Class A Shares*          +18.70%          +28.82%          +144.77%
--------------------------------------------------------------------------------------------------------------------
ML Utilities and Telecommunications Fund, Inc. Class B Shares*          +18.44           +28.30           +132.41
--------------------------------------------------------------------------------------------------------------------
ML Utilities and Telecommunications Fund, Inc. Class C Shares*          +18.37           +28.03           +131.91
--------------------------------------------------------------------------------------------------------------------
ML Utilities and Telecommunications Fund, Inc. Class I Shares*          +18.87           +29.16           +150.99
--------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index**                                                      + 5.68           +12.86           +206.78
--------------------------------------------------------------------------------------------------------------------
S&P Utilities Index***                                                  +18.46           +29.21           +114.69
--------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.
** The S&P 500 Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues). The unmanaged Index represents about 75% of NYSE market capitalization and 30% of NYSE issues.
*** This unmanaged capitalization Index is comprised of all stocks designed to measure the performance of electric and natural gas utilities within the S&P 500 Index.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.


6   MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2004

Total Return Based on a $10,000 Investment--Class A & Class B Shares.

A line graph depicting the growth of an investment in the Fund's Class A & Class B Shares compared to growth of an investment in the S&P Utilities Index and S&P 500 Index. Values are from November 1994 to November 2004.

                                     11/94         11/95         11/96          11/97          11/98
ML Utilities and
Telecommunications
Fund, Inc.+--Class A Shares*         $ 9,600       $11,156       $13,102        $15,637        $19,717

ML Utilities and
Telecommunications
Fund, Inc.+--Class B Shares*         $10,000       $11,538       $13,508        $16,043        $20,118

                                     11/99         11/00         11/01          11/02          11/03          11/04
ML Utilities and
Telecommunications
Fund, Inc.+--Class A Shares*         $21,288       $22,292       $19,914        $15,965        $18,242        $23,498

ML Utilities and
Telecommunications
Fund, Inc.+--Class B Shares*         $21,609       $22,528       $19,994        $15,964        $18,114        $23,241

                                     11/94         11/95         11/96          11/97          11/98
S&P 500 Index ++                     $10,000       $13,698       $17,515        $22,509        $27,835

                                     11/99         11/00         11/01          11/02          11/03          11/04
S&P 500 Index ++                     $33,651       $32,231       $28,291        $23,619        $27,183        $30,678

                                     11/94         11/95         11/96          11/97          11/98
S&P Utilities Index +++              $10,000       $12,619       $14,204        $16,352        $19,600

                                     11/99         11/00         11/01          11/02          11/03          11/04
S&P Utilities Index +++              $18,166       $26,355       $19,549        $13,494        $16,615        $21,469

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ ML Utilities and Telecommunications Fund, Inc. invests at least 80% of its total assets in equity and debt securities issued by domestic and foreign companies that are, in the opinion of the Investment Adviser, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.
++ The S&P 500 Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues). The unmanaged Index represents about 75% of NYSE market capitalization and 30% of NYSE issues.
+++ This unmanaged capitalization Index is comprised of all stocks designed to measure the performance of electric and natural gas utilities within the S&P 500 Index.

Average Annual Total Return

                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 11/30/04                             +28.82%          +23.66%
--------------------------------------------------------------------------------
Five Years Ended 11/30/04                           + 2.00           + 1.17
--------------------------------------------------------------------------------
Ten Years Ended 11/30/04                            + 9.36           + 8.92
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                        Return          Return
                                                     Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 11/30/04                                +28.30%         +24.30%
--------------------------------------------------------------------------------
Five Years Ended 11/30/04                              + 1.47          + 1.26
--------------------------------------------------------------------------------
Ten Years Ended 11/30/04                               + 8.80          + 8.80
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.


MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2004   7

[LOGO] Merrill Lynch Investment Managers

Performance Data (concluded)

Total Return Based on a $10,000 Investment--Class C & Class I Shares.

A line graph depicting the growth of an investment in the Fund's Class C & Class I Shares compared to growth of an investment in the S&P Utilities Index and S&P 500 Index. Values are from November 1994 to November 2004.

                                     11/94          11/95           11/96          11/97          11/98
ML Utilities and
Telecommunications
Fund, Inc.+--Class C Shares*         $10,000        $11,538         $13,503        $16,022        $20,083

ML Utilities and
Telecommunications
Fund, Inc.+--Class I Shares*         $96,000        $11,169         $13,173        $15,761        $19,933

S&P 500 Index ++                     $10,000        $13,698         $17,515        $22,509        $27,835

S&P Utilities Index +++              $10,000        $12,619         $14,204        $16,352        $19,600

                                     11/99          11/00           11/01          11/02          11/03           11/04
ML Utilities and
Telecommunications
Fund, Inc.+--Class C Shares*         $21,556        $22,528         $19,996        $15,942        $18,113         $23,191

ML Utilities and
Telecommunications
Fund, Inc.+--Class I Shares*         $21,562        $22,655         $20,266        $16,286        $18,655         $24,095

S&P 500 Index ++                     $33,651        $32,231         $28,291        $23,619        $27,183         $30,678

S&P Utilities Index +++              $18,166        $26,355         $19,549        $13,494        $16,615         $21,469

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ ML Utilities and Telecommunications Fund, Inc. invests at least 80% of its total assets in equity and debt securities issued by domestic and foreign companies that are, in the opinion of the Investment Adviser, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.
++ The S&P 500 Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues). The unmanaged Index represents about 75% of NYSE market capitalization and 30% of NYSE issues.
+++ This unmanaged capitalization Index is comprised of all stocks designed to measure the performance of electric and natural gas utilities within the S&P 500 Index.

Average Annual Total Return

                                                        Return          Return
                                                     Without CDSC    With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 11/30/04                                +28.03%         +27.03%
--------------------------------------------------------------------------------
Five Years Ended 11/30/04                              + 1.47          + 1.47
--------------------------------------------------------------------------------
Ten Years Ended 11/30/04                               + 8.78          + 8.78
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 11/30/04                              +29.16%         +24.00%
--------------------------------------------------------------------------------
Five Years Ended 11/30/04                            + 2.25          + 1.42
--------------------------------------------------------------------------------
Ten Years Ended 11/30/04                             + 9.64          + 9.19
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.


8   MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2004

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on June 1, 2004 and held through November 30, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds:

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                         Expenses Paid
                                                 Beginning              Ending         During the Period*
                                               Account Value        Account Value       June 1, 2004 to
                                               June 1, 2004       November 30, 2004    November 30, 2004
=========================================================================================================
Actual
=========================================================================================================
Class A                                           $1,000              $1,187.00             $ 7.02
---------------------------------------------------------------------------------------------------------
Class B                                           $1,000              $1,184.40             $ 9.96
---------------------------------------------------------------------------------------------------------
Class C                                           $1,000              $1,183.70             $10.18
---------------------------------------------------------------------------------------------------------
Class I                                           $1,000              $1,188.70             $ 5.63
=========================================================================================================
Hypothetical (5% annual return before expenses)**
=========================================================================================================
Class A                                           $1,000              $1,019.06             $ 6.48
---------------------------------------------------------------------------------------------------------
Class B                                           $1,000              $1,016.36             $ 9.20
---------------------------------------------------------------------------------------------------------
Class C                                           $1,000              $1,016.15             $ 9.40
---------------------------------------------------------------------------------------------------------
Class I                                           $1,000              $1,020.33             $ 5.20
---------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.26% for Class A, 1.79% for Class B, 1.83% for Class C and 1.01% for Class I), multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2004   9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments

                                                                                                                        Value
Country              Industry*                      Shares Held     Common Stocks                                 (in U.S. dollars)
===================================================================================================================================
Belgium--0.7%        Wireless Telecommunication          11,100    +Mobistar SA                                        $    929,405
                     Services--0.7%
                     --------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Belgium                          929,405
===================================================================================================================================
Brazil--0.9%         Electric Utilities--0.9%            70,000    +CPFL Energia SA (ADR) (a)                             1,256,500
                     --------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Brazil                         1,256,500
===================================================================================================================================
Canada--5.7%         Diversified Telecommunication      156,900     BCE Inc.                                              3,804,825
                     Services--3.7%                      50,500     BCT.Telus Communications Inc.                         1,382,427
                                                            224     BCT.Telus Communications Inc. (A Shares)                  5,733
                                                                                                                       ------------
                                                                                                                          5,192,985
                     --------------------------------------------------------------------------------------------------------------
                     Oil & Gas--1.7%                     22,300     EnCana Corp.                                          1,271,553
                                                         42,000     Talisman Energy Inc.                                  1,183,560
                                                                                                                       ------------
                                                                                                                          2,455,113
                     --------------------------------------------------------------------------------------------------------------
                     Wireless Telecommunication          43,500     Stratos Global Corporation                              400,593
                     Services--0.3%
                     --------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Canada                         8,048,691
===================================================================================================================================
France--0.9%         Diversified Telecommunication        2,700     France Telecom SA                                        84,795
                     Services--0.1%
                     --------------------------------------------------------------------------------------------------------------
                     Multi-Utilities & Unregulated       31,000     Suez SA                                                 728,838
                     Power--0.8%                         14,200     Veolia Environment                                      447,845
                                                                                                                       ------------
                                                                                                                          1,176,683
                     --------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in France                         1,261,478
===================================================================================================================================
Germany--4.4%        Diversified Telecommunication      150,000    +Deutsche Telekom AG (Registered Shares)               3,185,733
                     Services--2.3%
                     --------------------------------------------------------------------------------------------------------------
                     Electric Utilities--1.8%            29,700     E.On AG                                               2,499,812
                     --------------------------------------------------------------------------------------------------------------
                     Multi-Utilities & Unregulated        9,000     RWE AG                                                  478,338
                     Power--0.3%
                     --------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Germany                        6,163,883
===================================================================================================================================
Hong Kong--0.2%      Electric Utilities--0.2%           620,000    +China Resources Power Holdings Company Limited          346,839
                     --------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Hong Kong                        346,839
===================================================================================================================================
Italy--2.9%          Diversified Telecommunication      327,776     Telecom Italia SpA                                    1,256,795
                     Services--1.9%                     494,800     Telecom Italia SpA--RNC                               1,365,207
                                                                                                                       ------------
                                                                                                                          2,622,002
                     --------------------------------------------------------------------------------------------------------------
                     Electric Utilities--1.0%           166,600     Enel SpA                                              1,483,070
                     --------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Italy                          4,105,072
===================================================================================================================================
Japan--0.5%          Wireless Telecommunication             400     NTT DoCoMo, Inc.                                        696,532
                     Services--0.5%
                     --------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Japan                            696,532
===================================================================================================================================
Mexico--1.5%         Diversified Telecommunication       35,000     Telefonos de Mexico SA 'L' (ADR) (a)                  1,225,350
                     Services--0.9%
                     --------------------------------------------------------------------------------------------------------------
                     Wireless Telecommunication          17,700     America Movil, SA de CV 'L' (ADR) (a)                   826,767
                     Services--0.6%
                     --------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Mexico                         2,052,117
===================================================================================================================================
Portugal--0.5%       Diversified Telecommunication       61,800     Portugal Telecom SA (Registered Shares)                 731,004
                     Services--0.5%
                     --------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Portugal                         731,004
===================================================================================================================================


10  MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2004

                                                                                                                        Value
Country              Industry*                      Shares Held     Common Stocks                                 (in U.S. dollars)
===================================================================================================================================
Spain--5.6%          Diversified Telecommunication      192,200     Telefonica SA                                      $  3,376,962
                     Services--2.4%
                     --------------------------------------------------------------------------------------------------------------
                     Electric Utilities--3.2%            67,900     Endesa SA                                             1,461,929
                                                        128,200     Iberdrola SA                                          3,012,393
                                                                                                                       ------------
                                                                                                                          4,474,322
                     --------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Spain                          7,851,284
===================================================================================================================================
United Kingdom--     Electric Utilities--2.2%            70,800     Scottish and Southern Energy PLC                      1,113,801
5.1%                                                    264,600     ScottishPower PLC                                     1,954,852
                                                                                                                       ------------
                                                                                                                          3,068,653
                     --------------------------------------------------------------------------------------------------------------
                     Gas Utilities--0.3%                 81,000     Centrica PLC                                            383,595
                     --------------------------------------------------------------------------------------------------------------
                     Multi-Utilities & Unregulated      113,775     National Grid Group PLC                               1,041,191
                     Power--0.7%
                     --------------------------------------------------------------------------------------------------------------
                     Wireless Telecommunication          97,900     Vodafone Group PLC (ADR) (a)                          2,669,733
                     Services--1.9%
                     --------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in the United Kingdom             7,163,172
===================================================================================================================================
United States--      Diversified Telecommunication       46,900     ALLTEL Corporation                                    2,658,761
66.9%                Services--13.8%                    139,900     BellSouth Corporation                                 3,752,118
                                                         29,400     CenturyTel, Inc.                                        967,848
                                                         50,900     Citizens Communications Company                         727,870
                                                        144,900     SBC Communications Inc.                               3,647,133
                                                         96,500     Sprint Corporation                                    2,201,165
                                                        133,900     Verizon Communications                                5,520,697
                                                                                                                       ------------
                                                                                                                         19,475,592
                     --------------------------------------------------------------------------------------------------------------
                     Electric Utilities--29.3%           26,700     Ameren Corporation                                    1,292,814
                                                         52,700     American Electric Power Company, Inc.                 1,800,759
                                                         50,662     Cinergy Corp.                                         2,096,900
                                                         69,200     Cleco Corporation                                     1,370,160
                                                         16,700     DTE Energy Company                                      732,796
                                                         67,100     Edison International                                  2,140,490
                                                         52,800     Entergy Corporation                                   3,422,496
                                                        106,000     Exelon Corporation                                    4,421,260
                                                         16,400     FPL Group, Inc.                                       1,153,412
                                                         70,500     FirstEnergy Corp.                                     2,977,215
                                                         56,700     NSTAR                                                 2,871,855
                                                         12,100     OGE Energy Corp.                                        312,785
                                                         32,000    +PG&E Corporation                                      1,064,320
                                                         68,600     PPL Corporation                                       3,563,770
                                                         31,800     Pinnacle West Capital Corporation                     1,405,560
                                                         28,900     Progress Energy, Inc.                                 1,268,999
                                                         72,000     The Southern Company                                  2,360,880
                                                         97,500     TXU Corporation                                       6,124,950
                                                         28,600     Wisconsin Energy Corporation                            951,522
                                                                                                                       ------------
                                                                                                                         41,332,943
                     --------------------------------------------------------------------------------------------------------------
                     Gas Utilities--5.3%                 33,100     AGL Resources Inc.                                    1,098,589
                                                         63,300     KeySpan Corporation                                   2,501,616
                                                         60,400     New Jersey Resources Corporation                      2,627,400
                                                         19,900     NiSource Inc.                                           433,621
                                                         21,000     UGI Corporation                                         852,180
                                                                                                                       ------------
                                                                                                                          7,513,406
                     --------------------------------------------------------------------------------------------------------------
                     Media--0.6%                         39,200    +Cablevision Systems Corporation (Class A)               836,920
                     --------------------------------------------------------------------------------------------------------------
                     Metals & Mining--1.3%               21,300     Peabody Energy Corporation                            1,767,900
                     --------------------------------------------------------------------------------------------------------------


MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2004  11

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)

                                                                                                                        Value
Country              Industry*                      Shares Held     Common Stocks                                 (in U.S. dollars)
===================================================================================================================================
United States        Multi-Utilities & Unregulated       66,300     Constellation Energy Group                         $  2,897,310
(concluded)          Power--12.3%                        66,837     Dominion Resources, Inc.                              4,375,818
                                                         15,800     Energy East Corporation                                 397,686
                                                         17,100     Equitable Resources, Inc.                             1,017,450
                                                         27,100     National Fuel Gas Company                               764,220
                                                         32,000     ONEOK, Inc.                                             893,440
                                                         31,000     Ormat Technologies Inc.                                 528,550
                                                         64,700     Public Service Enterprise Group Incorporated          2,846,153
                                                         24,300     Questar Corporation                                   1,234,683
                                                         41,400     SCANA Corporation                                     1,586,448
                                                         19,500     Sempra Energy                                           721,110
                                                                                                                       ------------
                                                                                                                         17,262,868
                     --------------------------------------------------------------------------------------------------------------
                     Oil & Gas--3.3%                     13,800     Devon Energy Corporation                                571,596
                                                         44,400     EOG Resources, Inc.                                   3,333,108
                                                         11,000     Kinder Morgan, Inc.                                     762,300
                                                                                                                       ------------
                                                                                                                          4,667,004
                     --------------------------------------------------------------------------------------------------------------
                     Wireless Telecommunication          30,000    +Nextel Communications, Inc. (Class A)                   853,800
                     Services--1.0%                      18,700    +Western Wireless Corporation (Class A)                  504,900
                                                                                                                       ------------
                                                                                                                          1,358,700
                     --------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in the United States             94,215,333
                     ==============================================================================================================
                                                                    Total Investments in Common Stocks
                                                                    (Cost--$94,807,744)--95.8%                          134,821,310
                     ==============================================================================================================

                                                    Face Amount     Trust Preferred
===================================================================================================================================
                     Electric Utilities--0.7%        $1,092,450     AES Trust III, 6.75% due 10/15/2029                   1,019,815
                     --------------------------------------------------------------------------------------------------------------
                                                                    Total Investments in Trust Preferred
                                                                    (Cost--$659,100)--0.7%                                1,019,815
                     ==============================================================================================================

                                            Beneficial Interest     Short-Term Securities
===================================================================================================================================
                                                     $4,546,952     Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                                    Series I (b)                                          4,546,952
                     --------------------------------------------------------------------------------------------------------------
                                                                    Total Investments in Short-Term Securities
                                                                    (Cost--$4,546,952)--3.2%                              4,546,952
===================================================================================================================================
                     Total Investments (Cost--$100,013,796**)--99.7%                                                    140,388,077

                     Other Assets Less Liabilities--0.3%                                                                    408,293
                                                                                                                       ------------
                     Net Assets--100.0%                                                                                $140,796,370
                                                                                                                       ============

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
** The cost and unrealized appreciation/depreciation of investments as of November 30, 2004, as computed for federal income tax purposes, were as follows:

      -------------------------------------------------------------------------
      Aggregate cost ..............................               $ 100,125,384
                                                                  =============
      Gross unrealized appreciation ...............               $  40,628,973
      Gross unrealized depreciation ...............                    (366,280)
                                                                  -------------
      Net unrealized appreciation .................               $  40,262,693
                                                                  =============

+     Non-income producing security.
(a)   American Depositary Receipts (ADR).
(b) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      --------------------------------------------------------------------------
                                                                     Interest/
                                                       Net           Dividend
      Affiliate                                     Activity          Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                        $   (594,103)    $     49,377
      Merrill Lynch Liquidity Series, LLC
       Money Market Series                        $(10,479,376)    $      2,652
      Merrill Lynch Premier Institutional Fund      (4,007,912)    $        854
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


12  MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2004

Statement of Assets and Liabilities

As of November 30, 2004
=============================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (identified
                        cost--$95,466,844) ...............................................                      $ 135,841,125
                       Investments in affiliated securities, at value (identified
                        cost--$4,546,952) ................................................                          4,546,952
                       Foreign cash (cost--$29,406) ......................................                             30,202
                       Receivables:
                          Securities sold ................................................    $     414,711
                          Dividends ......................................................          315,372
                          Capital shares sold ............................................           47,201
                          Interest (including $9,083 from affiliates) ....................           19,503           796,787
                                                                                              -------------
                       Prepaid expenses ..................................................                             22,201
                                                                                                                -------------
                       Total assets ......................................................                        141,237,267
                                                                                                                -------------
=============================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Capital shares redeemed ........................................          299,524
                          Distributor ....................................................           44,942
                          Other affiliates ...............................................           38,814
                          Investment adviser .............................................            9,348           392,628
                                                                                              -------------
                       Accrued expenses and other liabilities ............................                             48,269
                                                                                                                -------------
                       Total liabilities .................................................                            440,897
                                                                                                                -------------
=============================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Net assets ........................................................                      $ 140,796,370
                                                                                                                =============
=============================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------
                       Class A Shares of Common Stock, $.10 par value, 100,000,000
                        shares authorized ................................................                      $     706,062
                       Class B Shares of Common Stock, $.10 par value, 100,000,000
                        shares authorized ................................................                            308,689
                       Class C Shares of Common Stock, $.10 par value, 100,000,000
                        shares authorized ................................................                            116,046
                       Class I Shares of Common Stock, $.10 par value, 100,000,000
                        shares authorized ................................................                            228,234
                       Paid-in capital in excess of par ..................................                        135,884,730
                       Undistributed investment income--net ..............................    $     470,313
                       Accumulated realized capital losses --net .........................      (37,294,458)
                       Unrealized appreciation--net ......................................       40,376,754
                                                                                              -------------
                       Total accumulated earnings--net ...................................                          3,552,609
                                                                                                                -------------
                       Net Assets ........................................................                      $ 140,796,370
                                                                                                                =============
=============================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $73,286,037 and 7,060,623
                        shares outstanding ...............................................                      $       10.38
                                                                                                                =============
                       Class B--Based on net assets of $31,935,495 and 3,086,891
                        shares outstanding ...............................................                      $       10.35
                                                                                                                =============
                       Class C--Based on net assets of $11,897,604 and 1,160,465
                        shares outstanding ...............................................                      $       10.25
                                                                                                                =============
                       Class I--Based on net assets of $23,677,234 and 2,282,342
                        shares outstanding ...............................................                      $       10.37
                                                                                                                =============

      See Notes to Financial Statements.


MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2004  13

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Year Ended November 30, 2004
=============================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                       Dividends (net of $151,018 foreign withholding tax) ...............                      $   4,461,416
                       Interest (including $49,377 from affiliates) ......................                            126,397
                       Securities lending ................................................                              3,506
                                                                                                                -------------
                       Total income ......................................................                          4,591,319
                                                                                                                -------------
=============================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ..........................................    $     810,552
                       Account maintenance and distribution fees--Class B ................          255,406
                       Account maintenance fees--Class A .................................          168,777
                       Transfer agent fees--Class A ......................................          110,020
                       Accounting services ...............................................           93,606
                       Account maintenance and distribution fees--Class C ................           88,442
                       Transfer agent fees--Class B ......................................           66,568
                       Professional fees .................................................           59,711
                       Printing and shareholder reports ..................................           46,821
                       Directors' fees and expenses ......................................           45,560
                       Registration fees .................................................           40,877
                       Transfer agent fees--Class I ......................................           36,727
                       Custodian fees ....................................................           32,375
                       Transfer agent fees--Class C ......................................           21,219
                       Pricing fees ......................................................            4,344
                       Other .............................................................           37,217
                                                                                              -------------
                       Total expenses ....................................................                          1,918,222
                                                                                                                -------------
                       Investment income--net ............................................                          2,673,097
                                                                                                                -------------
=============================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net ...............................................        6,242,898
                          Foreign currency transactions--net .............................          (13,897)        6,229,001
                                                                                              -------------
                       Change in unrealized appreciation on:
                          Investments--net ...............................................       25,269,282
                          Foreign currency transactions--net .............................           (2,715)       25,266,567
                                                                                              -------------------------------
                       Total realized and unrealized gain--net ...........................                         31,495,568
                                                                                                                -------------
                       Net Increase in Net Assets Resulting from Operations ..............                      $  34,168,665
                                                                                                                =============

      See Notes to Financial Statements.


14  MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2004

Statements of Changes in Net Assets

                                                                                                     For the Year Ended
                                                                                                        November 30,
                                                                                              -------------------------------
Increase (Decrease) in Net Assets:                                                                 2004              2003
=============================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................    $   2,673,097     $   3,086,211
                       Realized gain (loss)--net .........................................        6,229,001        (2,026,003)
                       Change in unrealized appreciation--net ............................       25,266,567        16,276,582
                                                                                              -------------------------------
                       Net increase in net assets resulting from operations ..............       34,168,665        17,336,790
                                                                                              -------------------------------
=============================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A ........................................................       (1,400,106)       (1,089,101)
                          Class B ........................................................         (493,529)       (1,305,449)
                          Class C ........................................................         (164,643)         (222,843)
                          Class I ........................................................         (520,382)         (622,798)
                                                                                              -------------------------------
                       Net decrease in net assets resulting from dividends to shareholders       (2,578,660)       (3,240,191)
                                                                                              -------------------------------
=============================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------
                       Net decrease in net assets derived from capital share transactions       (25,760,427)      (18,877,279)
=============================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets ...........................        5,829,578        (4,780,680)
                       Beginning of year .................................................      134,966,792       139,747,472
                                                                                              -------------------------------
                       End of year* ......................................................    $ 140,796,370     $ 134,966,792
                                                                                              ===============================
                          * Undistributed investment income--net .........................    $     470,313     $     389,773
                                                                                              ===============================

      See Notes to Financial Statements.


MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2004  15

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

                                                                                            Class A
The following per share data and ratios have been derived    ----------------------------------------------------------------------
from information provided in the financial statements.                          For the Year Ended November 30,
                                                             ----------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                         2004           2003           2002           2001           2000
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                  Net asset value, beginning of year .....   $     8.23     $     7.40     $     9.67     $    11.81     $    19.17
                                                             ----------------------------------------------------------------------
                  Investment income--net** ...............          .20            .19            .26            .32            .39
                  Realized and unrealized gain (loss)--net         2.14            .85          (2.14)         (1.46)           .68
                                                             ----------------------------------------------------------------------
                  Total from investment operations .......         2.34           1.04          (1.88)         (1.14)          1.07
                                                             ----------------------------------------------------------------------
                  Less dividends and distributions:
                     Investment income--net ..............         (.19)          (.21)          (.28)          (.33)          (.41)
                     Realized gain--net ..................           --             --           (.11)          (.67)         (7.80)
                     In excess of realized gain--net .....           --             --             --             --           (.22)
                                                             ----------------------------------------------------------------------
                  Total dividends and distributions ......         (.19)          (.21)          (.39)         (1.00)         (8.43)
                                                             ----------------------------------------------------------------------
                  Net asset value, end of year ...........   $    10.38     $     8.23     $     7.40     $     9.67     $    11.81
                                                             ======================================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
                  Based on net asset value per share .....        28.82%         14.26%        (19.83%)       (10.67%)         4.72%
                                                             ======================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                  Expenses ...............................         1.28%          1.33%          1.26%          1.11%          1.08%
                                                             ======================================================================
                  Investment income--net .................         2.11%          2.42%          3.13%          2.86%          2.34%
                                                             ======================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                  Net assets, end of year (in thousands) .   $   73,286     $   60,142     $   34,038     $   36,794     $   18,383
                                                             ======================================================================
                  Portfolio turnover .....................        10.89%         21.20%         31.16%         45.66%         51.79%
                                                             ======================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.

      See Notes to Financial Statements.


16  MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2004

                                                                                            Class B
The following per share data and ratios have been derived    ----------------------------------------------------------------------
from information provided in the financial statements.                          For the Year Ended November 30,
                                                             ----------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                         2004           2003           2002           2001           2000
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                  Net asset value, beginning of year .....   $     8.19     $     7.37     $     9.61     $    11.75     $    19.10
                                                             ----------------------------------------------------------------------
                  Investment income--net** ...............          .14            .16            .22            .26            .31
                  Realized and unrealized gain (loss)--net         2.16            .82          (2.13)         (1.47)           .67
                                                             ----------------------------------------------------------------------
                  Total from investment operations .......         2.30            .98          (1.91)         (1.21)           .98
                                                             ----------------------------------------------------------------------
                  Less dividends and distributions:
                     Investment income--net ..............         (.14)          (.16)          (.22)          (.26)          (.31)
                     Realized gain--net ..................           --             --           (.11)          (.67)         (7.80)
                     In excess of realized gain--net .....           --             --             --             --           (.22)
                                                             ----------------------------------------------------------------------
                  Total dividends and distributions ......         (.14)          (.16)          (.33)          (.93)         (8.33)
                                                             ----------------------------------------------------------------------
                  Net asset value, end of year ...........   $    10.35     $     8.19     $     7.37     $     9.61     $    11.75
                                                             ======================================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
                  Based on net asset value per share .....        28.30%         13.47%        (20.16%)       (11.25%)         4.25%
                                                             ======================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                  Expenses ...............................         1.81%          1.86%          1.77%          1.63%          1.59%
                                                             ======================================================================
                  Investment income--net .................         1.58%          2.08%          2.63%          2.40%          1.83%
                                                             ======================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                  Net assets, end of year (in thousands) .   $   31,935     $   41,317     $   74,822     $  147,549     $  246,279
                                                             ======================================================================
                  Portfolio turnover .....................        10.89%         21.20%         31.16%         45.66%         51.79%
                                                             ======================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.

      See Notes to Financial Statements.


MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2004  17

[LOGO] Merrill Lynch Investment Managers

                                                                                            Class C
The following per share data and ratios have been derived    ----------------------------------------------------------------------
from information provided in the financial statements.                          For the Year Ended November 30,
                                                             ----------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                         2004           2003           2002           2001           2000
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                  Net asset value, beginning of year .....   $     8.13     $     7.31     $     9.55     $    11.68     $    19.04
                                                             ----------------------------------------------------------------------
                  Investment income--net** ...............          .14            .15            .21            .25            .28
                  Realized and unrealized gain (loss)--net         2.12            .83          (2.11)         (1.45)           .69
                                                             ----------------------------------------------------------------------
                  Total from investment operations .......         2.26            .98          (1.90)         (1.20)           .97
                                                             ----------------------------------------------------------------------
                  Less dividends and distributions:
                     Investment income--net ..............         (.14)          (.16)          (.23)          (.26)          (.31)
                     Realized gain--net ..................           --             --           (.11)          (.67)         (7.80)
                     In excess of realized gain--net .....           --             --             --             --           (.22)
                                                             ----------------------------------------------------------------------
                  Total dividends and distributions ......         (.14)          (.16)          (.34)          (.93)         (8.33)
                                                             ----------------------------------------------------------------------
                  Net asset value, end of year ...........   $    10.25     $     8.13     $     7.31     $     9.55     $    11.68
                                                             ======================================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
                  Based on net asset value per share .....        28.03%         13.62%        (20.27%)       (11.24%)         4.17%
                                                             ======================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                  Expenses ...............................         1.85%          1.91%          1.84%          1.69%          1.65%
                                                             ======================================================================
                  Investment income--net .................         1.53%          1.93%          2.55%          2.31%          1.75%
                                                             ======================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                  Net assets, end of year (in thousands) .   $   11,898     $   10,994     $   10,545     $   10,194     $   11,416
                                                             ======================================================================
                  Portfolio turnover .....................        10.89%         21.20%         31.16%         45.66%         51.79%
                                                             ======================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.

      See Notes to Financial Statements.


18  MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2004

Financial Highlights (concluded)

                                                                                            Class I
The following per share data and ratios have been derived    ----------------------------------------------------------------------
from information provided in the financial statements.                          For the Year Ended November 30,
                                                             ----------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                         2004           2003           2002           2001           2000
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                  Net asset value, beginning of year .....   $     8.22     $     7.39     $     9.66     $    11.81     $    19.16
                                                             ----------------------------------------------------------------------
                  Investment income--net** ...............          .22            .21            .29            .34            .44
                  Realized and unrealized gain (loss) --net        2.14            .84          (2.15)         (1.47)           .68
                                                             ----------------------------------------------------------------------
                  Total from investment operations .......         2.36           1.05          (1.86)         (1.13)          1.12
                                                             ----------------------------------------------------------------------
                  Less dividends and distributions:
                     Investment income--net ..............         (.21)          (.22)          (.30)          (.35)          (.45)
                     Realized gain--net ..................           --             --           (.11)          (.67)         (7.80)
                     In excess of realized gain--net .....           --             --             --             --           (.22)
                                                             ----------------------------------------------------------------------
                  Total dividends and distributions ......         (.21)          (.22)          (.41)         (1.02)         (8.47)
                                                             ----------------------------------------------------------------------
                  Net asset value, end of year ...........   $    10.37     $     8.22     $     7.39     $     9.66     $    11.81
                                                             ======================================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
                  Based on net asset value per share .....        29.16%         14.54%        (19.64%)       (10.54%)         5.07%
                                                             ======================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                  Expenses ...............................         1.03%          1.07%          1.00%           .86%           .83%
                                                             ======================================================================
                  Investment income--net .................         2.36%          2.77%          3.39%          3.15%          2.59%
                                                             ======================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                  Net assets, end of year (in thousands) .   $   23,677     $   22,514     $   20,342     $   26,700     $   32,698
                                                             ======================================================================
                  Portfolio turnover .....................        10.89%         21.20%         31.16%         45.66%         51.79%
                                                             ======================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.

      See Notes to Financial Statements.


MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2004  19

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Utilities and Telecommunications Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from the market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.


20  MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2004

(b) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund may purchase and write call options and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward foreign exchange contracts -- The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend dates. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.


MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2004  21

[LOGO] Merrill Lynch Investment Managers

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $13,897 has been reclassified between undistributed net investment income and accumulated realized net capital losses on investments as a result of permanent differences attributable to foreign currency transactions. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee of ..60%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                   Account          Distribution
                                               Maintenance Fee           Fee
--------------------------------------------------------------------------------
Class A ................................            .25%                 --
Class B ................................            .25%                .50%
Class C ................................            .25%                .55%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended November 30, 2004, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                     FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ............................               $ 1,904               $24,239
Class I ............................               $    11               $   233
--------------------------------------------------------------------------------

For the year ended November 30, 2004, MLPF&S received contingent deferred sales charges of $31,362 and $1,761, relating to transactions in Class B Shares and Class C Shares, respectively.


22  MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2004

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended November 30, 2004, MLIM, LLC received $1,506 in securities lending agent fees.

In addition, MLPF&S received $9,324 in commissions on the execution of portfolio security transactions for the Fund for the year ended November 30, 2004.

For the year ended November 30, 2004 the Fund reimbursed MLIM $2,770 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 2004 were $14,210,733 and $39,589,939, respectively.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $25,760,427 and $18,877,279 for the years ended November 30, 2004 and November 30, 2003, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended November 30, 2004                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            282,359        $  2,555,395
Automatic conversion of shares .........          1,250,628          11,120,589
Shares issued to shareholders
   in reinvestment of dividends ........            120,893           1,091,475
                                                 ------------------------------
Total issued ...........................          1,653,880          14,767,459
Shares redeemed ........................         (1,904,582)        (17,277,664)
                                                 ------------------------------
Net decrease ...........................           (250,702)       $ (2,510,205)
                                                 ==============================

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended November 30, 2003                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            216,661        $  1,692,130
Automatic conversion of shares .........          3,693,671          29,072,360
Shares issued to shareholders
   in reinvestment of dividends ........            113,083             864,551
                                                 ------------------------------
Total issued ...........................          4,023,415          31,629,041
Shares redeemed ........................         (1,311,797)        (10,107,680)
                                                 ------------------------------
Net increase ...........................          2,711,618        $ 21,521,361
                                                 ==============================

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended November 30, 2004                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            304,248        $  2,789,140
Shares issued to shareholders
   in reinvestment of dividends ........             40,756             365,876
                                                 ------------------------------
Total issued ...........................            345,004           3,155,016
Automatic conversion of shares .........         (1,045,446)        (11,120,589)
Shares redeemed ........................         (1,255,100)         (9,438,326)
                                                 ------------------------------
Net decrease ...........................         (1,955,542)       $(17,403,899)
                                                 ==============================

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended November 30, 2003                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            621,416        $  4,832,497
Shares issued to shareholders
   in reinvestment of dividends ........            133,494           1,004,361
                                                 ------------------------------
Total issued ...........................            754,910           5,836,858
Automatic conversion of shares .........         (3,709,417)        (29,072,360)
Shares redeemed ........................         (2,161,611)        (16,426,853)
                                                 ------------------------------
Net decrease ...........................         (5,116,118)       $(39,662,355)
                                                 ==============================

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended November 30, 2004                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            145,974        $  1,325,472
Shares issued to shareholders
   in reinvestment of dividends ........             15,000             133,902
                                                 ------------------------------
Total issued ...........................            160,974           1,459,374
Shares redeemed ........................           (353,438)         (3,148,439)
                                                 ------------------------------
Net decrease ...........................           (192,464)       $ (1,689,065)
                                                 ==============================

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended November 30, 2003                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            266,906        $  2,061,541
Shares issued to shareholders
   in reinvestment of dividends ........             23,270             174,883
                                                 ------------------------------
Total issued ...........................            290,176           2,236,424
Shares redeemed ........................           (379,483)         (2,892,318)
                                                 ------------------------------
Net decrease ...........................            (89,307)       $   (655,894)
                                                 ==============================


MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2004  23

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

--------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended November 30, 2004                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            190,762        $  1,705,184
Shares issued to shareholders
   in reinvestment of dividends ........             49,587             446,639
                                                 ------------------------------
Total issued ...........................            240,349           2,151,823
Shares redeemed ........................           (696,696)         (6,309,081)
                                                 ------------------------------
Net decrease ...........................           (456,347)       $ (4,157,258)
                                                 ==============================

--------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended November 30, 2003                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            833,742        $  6,478,377
Shares issued to shareholders
   in reinvestment of dividends ........             72,642             552,101
                                                 ------------------------------
Total issued ...........................            906,384           7,030,478
Shares redeemed ........................           (918,697)         (7,110,869)
                                                 ------------------------------
Net decrease ...........................            (12,313)       $    (80,391)
                                                 ==============================

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended November 30, 2004. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.

6. Distributions to Shareholders:

The Fund paid an ordinary income dividend in the amount of $.037018 per Class A Share, $.027925 per Class B Share, $.027830 per Class C Share and $.041263 per Class I Share on December 21, 2004 to shareholders of record on December 15, 2004.

The tax character of distributions paid during the fiscal years ended November 30, 2004 and November 30, 2003 was as follows:

--------------------------------------------------------------------------------
                                                   11/30/2004         11/30/2003
--------------------------------------------------------------------------------
Distributions paid from:
   Ordinary income .......................         $2,578,660         $3,240,191
                                                   -----------------------------
Total taxable distributions ..............         $2,578,660         $3,240,191
                                                   =============================

As of November 30, 2004, the components of accumulated earnings on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed ordinary income--net ......................        $    470,313
Undistributed long-term capital gains--net ..............                  --
                                                                 ------------
Total undistributed earnings--net .......................             470,313
Capital loss carryforward ...............................         (37,182,869)*
Unrealized gains--net ...................................          40,265,165**
                                                                 ------------
Total accumulated earnings--net .........................        $  3,552,609
                                                                 ============

* On November 30, 2004, the Fund had a net capital loss carryforward of $37,182,869 of which $34,674,004 expires in 2010 and $2,508,865 expires in
      2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.


24  MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2004

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Merrill Lynch Utilities and Telecommunications
Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Utilities and Telecommunications Fund, Inc. as of November 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Utilities and Telecommunications Fund, Inc. as of November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
January 7, 2005


MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2004  25

[LOGO] Merrill Lynch Investment Managers

Officers and Directors

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President and Chairman of the Merrill Lynch           124 Funds       None
Glenn*      Princeton, NJ  and          present  Investment Managers, L.P. ("MLIM")/Fund Asset         157 Portfolios
            08543-9011     Director              Management, L.P. ("FAM")-advised funds since
            Age: 64                              1999; Chairman (Americas Region) of MLIM from
                                                 2000 to 2002; Executive Vice President of MLIM
                                                 and FAM (which terms as used herein include
                                                 their corporate predecessors) from 1983 to 2002;
                                                 President of FAM Distributors, Inc. ("FAMD") from
                                                 1986 to 2002 and Director thereof from 1991 to
                                                 2002; Executive Vice President and Director of
                                                 Princeton Services, Inc. ("Princeton Services")
                                                 from 1993 to 2002; President of Princeton
                                                 Administrators, L.P. from 1989 to 2002; Director
                                                 of Financial Data Services, Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton Services and Princeton
              Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal, or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
Ronald W.   P.O. Box 9095  Director     1990 to  Professor Emeritus of Finance, School of Business,    48 Funds        None
Forbes      Princeton, NJ               present  State University of New York at Albany since 2000     48 Portfolios
            08543-9095                           and Professor thereof from 1989 to 2000; International
            Age: 64                              Consultant, Urban Institute, Washington, DC from
                                                 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A.  P.O. Box 9095  Director     1994 to  Professor, Harvard Business School since 1989;        48 Funds        Newell
Montgomery  Princeton, NJ               present  Associate Professor, J.L. Kellogg Graduate School     48 Portfolios   Rubbermaid,
            08543-9095                           of Management, Northwestern University from                           Inc.
            Age: 52                              1985 to 1989; Associate Professor, Graduate
                                                 School of Business Administration, University of
                                                 Michigan from 1979 to 1985.
------------------------------------------------------------------------------------------------------------------------------------
Jean Margo  P.O. Box 9095  Director     2004 to  Self-employed consultant since 2001; Counsel of       48 Funds        None
Reid        Princeton, NJ               present  Alliance Capital Management (investment               48 Portfolios
            08543-9095                           adviser) in 2000; General Counsel, Director and
            Age: 59                              Secretary of Sanford C. Bernstein & Co., Inc.
                                                 (investment adviser/broker-dealer) from 1997 to
                                                 2000; Secretary, Sanford C. Bernstein Fund, Inc.
                                                 from 1994 to 2000; Director and Secretary of
                                                 SCB, Inc. since 1998; Director and Secretary of SCB
                                                 Partners, Inc. since 2000; Director of Covenant
                                                 House from 2001 to 2004.
------------------------------------------------------------------------------------------------------------------------------------


26  MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2004

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Kevin A.    P.O. Box 9095  Director     1992 to  Founder and currently Director Emeritus of Boston     48 Funds        None
Ryan        Princeton, NJ               present  University Center for the Advancement of Ethics       48 Portfolios
            08543-9095                           and Character and Director thereof from 1989 to
            Age: 72                              1999; Professor from 1982 to 1999 and currently
                                                 Professor Emeritus of Education at Boston University;
                                                 formerly taught on the faculties of The University of
                                                 Chicago, Stanford University and Ohio State University.
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S.   P.O. Box 9095  Director     2000 to  President, Middle East Institute from 1995 to 2001;   48 Funds        None
Suddarth    Princeton, NJ               present  Foreign Service Officer, United States Foreign        48 Portfolios
            08543-9095                           Service, from 1961 to 1995; Career Minister from
            Age: 69                              1989 to 1995; Deputy Inspector General, U.S.
                                                 Department of State from 1991 to 1994; U.S.
                                                 Ambassador to The Hashemite Kingdom of Jordan from
                                                 1987 to 1990.
------------------------------------------------------------------------------------------------------------------------------------
Richard R.  P.O. Box 9095  Director     1990 to  Professor of Finance from 1984 to 1995, Dean from     48 Funds        Bowne & Co.,
West        Princeton, NJ               present  1984 to 1993 and currently Dean Emeritus of New       48 Portfolios   Inc.; Vornado
            08543-9095                           York University Leonard N. Stern School of Business                   Realty Trust;
            Age: 66                              Administration, New York University from 1995                         Vornado Oper-
                                                 to present.                                                           ating Company
                                                                                                                       and Alex-
                                                                                                                       ander's, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Edward D.   P.O. Box 9095  Director     2000 to  Self-employed financial consultant since 1994;        48 Funds        None
Zinbarg     Princeton, NJ               present  Executive Vice President of The Prudential Insurance  48 Portfolios
            08543-9095                           Company of America from 1988 to 1994; former
            Age: 70                              Director of Prudential Reinsurance Company and
                                                 former Trustee of the Prudential Foundation.
            ------------------------------------------------------------------------------------------------------------------------
            * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2004  27

[LOGO] Merrill Lynch Investment Managers

Officers and Directors (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and          and      since 2004; Vice President of FAMD since 1999; Vice President of MLIM and FAM from
            Age: 44        Treasurer    1999 to  1990 to 1997; Director of MLIM Taxation since 1990.
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  Senior Vice  1999 to  President of MLIM and member of the Executive Management Committee of ML & Co.,
Doll, Jr.   Princeton, NJ  President    present  Inc. since 2001; Global Chief Investment Officer and Senior Portfolio Manager of
            08543-9011                           MLIM since 1999; Chief Investment Officer of Equities at Oppenheimer Funds, Inc.
            Age: 50                              from 1990 to 1999 and Chief Investment Officer thereof from 1998 to 1999; Executive
                                                 Vice President of Oppenheimer Funds, Inc. from 1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Kathleen    P.O. Box 9011  Vice         2002 to  Director (Equities) of MLIM since 2000; Vice President of MLIM from 1994 to 2000.
Anderson    Princeton, NJ  President    present
            08543-9011
            Age: 46
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM since 2004; Global Director of Compliance at
            08543-9011     Officer               Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
            Age: 53                              Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                 Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer
                                                 at Prudential Financial from 1995 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997.
            08543-9011
            Age: 44
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

J.P. Morgan Chase Bank
4 MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

--------------------------------------------------------------------------------
Effective January 1, 2005, Terry K. Glenn, President and Director and Kevin A. Ryan, Director of Merrill Lynch Utilities and Telecommunications Fund, Inc. will retire. The Fund's Board of Directors wishes Messrs. Glenn and Ryan well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. will become President and Director of the Fund.
--------------------------------------------------------------------------------


28  MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2004

Important Tax Information

The following information is provided with respect to the quarterly distributions paid by the Merrill Lynch Utilities and Telecommunications Fund, Inc. during the fiscal year ended November 30, 2004:

------------------------------------------------------------------------------------
Qualified Dividend Income for Individuals ................................      100%
Dividends Qualifying for the Dividends Received Deduction for Corporations      100%
------------------------------------------------------------------------------------

Please retain this information for your records.


MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2004  29

[LOGO] Merrill Lynch Investment Managers

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


30  MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2004

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.  NOVEMBER 30, 2004  31

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Utilities and
Telecommunications Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                 #11693 -- 11/04

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending November 30, 2004 - $30,500
                                  Fiscal Year Ending November 30, 2003 - $30,000

         (b) Audit-Related Fees - Fiscal Year Ending November 30, 2004 - $0
                                  Fiscal Year Ending November 30, 2003 - $0

         (c) Tax Fees -           Fiscal Year Ending November 30, 2004 - $5,800
                                  Fiscal Year Ending November 30, 2003 - $5,400

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending November 30, 2004 - $0
                                  Fiscal Year Ending November 30, 2003 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending November 30, 2004 - $12,448,225
             Fiscal Year Ending November 30, 2003 - $18,947,106

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Merrill Lynch Utilities and Telecommunications Fund, Inc.


        By: /s/ Robert C. Doll, Jr.
            ------------------------------------
            Robert C. Doll, Jr.,
            President of
            Merrill Lynch Utilities and Telecommunications Fund, Inc.

        Date: January 13, 2005

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Robert C. Doll, Jr.
            ------------------------------------
            Robert C. Doll, Jr.,
            President of
            Merrill Lynch Utilities and Telecommunications Fund, Inc.

        Date: January 13, 2005


        By: /s/ Donald C. Burke
            ------------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            Merrill Lynch Utilities and Telecommunications Fund, Inc.

        Date: January 13, 2005